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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Pre Effective Amendment No. 2 to the Registration Statement of Metallurg Holdings, Inc., on Form S-4 of our report dated April 1, 1998, appearing in the Prospectus, which is part of this Pre Effective Amendment No. 2 to the Registration Statement and to the reference to us under the headings "Summary Financial Data", "Selected Financial Data" and "Experts" in such Prospectus.


                                          DELOITTE & TOUCHE LLP


New York, New York
October 13, 1998